UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2018

Everi Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 S. Tenaya Way, Suite 100 Las Vegas, Nevada	89113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 833-7110
N/A

(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01.  Regulation Fair Disclosure.

As previously disclosed in a press release distributed on September 5, 2018, today, September 26, 2018, Everi Holdings Inc. (the “Company”) is hosting its first-ever Analyst Day (the “Event”) at 9:00 a.m. Central Time (10 a.m. Eastern Time). The presentation and webcast will be available at the start of the Event on the Company’s website at www.everi.com (select “Investors” followed by “Events & Presentations”), and a replay of the webcast will be available for approximately ninety days.

Management’s presentations intend to address the Company’s current and long-term strategic focus, its financial growth outlook and will include both a question-and-answer session and a preview of the Company’s G2E product demonstrations for in-person attendees.

The information contained under Item 7.01 in this Current Report on Form 8-K is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Information Regarding Forward-Looking Statements

This Report contains “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “goal,” “target,” “future,” “estimate,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “project,” “may,” “should,” or “will” and similar expressions to identify forward-looking statements.

The forward-looking statements in this Report are subject to additional risks and uncertainties, including those set forth under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our filings with the Securities and Exchange Commission (the “SEC”), including, without limitation, our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC on March 16, 2018 and subsequent periodic reports, and are based on information available to us on the date hereof.

These cautionary statements qualify our forward-looking statements and you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement contained herein speaks only as of the date on which it is made, and we do not intend, and assume no obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERI HOLDINGS INC.

Date: September 26, 2018	By:	/s/ Todd A. Valli
Todd A. Valli, Senior Vice President, Corporate Finance and Chief Accounting Officer

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